Exhibit 99.01

ReachLocal Reports Second Quarter 2012 Results

Raises Full Year Guidance Based on Strong First Half of 2012

(WOODLAND HILLS, CA) – July 31, 2012 - ReachLocal, Inc. (NASDAQ:RLOC), a leader in local online marketing solutions for small- and medium-sized businesses (SMBs), today reported financial results for the second quarter ended June 30, 2012.

•	Revenue growth of 21% over the second quarter of 2011, highlighted by 43% growth in international markets and 23% growth in the direct local channel
•
International revenue expanded to 26% of revenue from 22% for the prior year period.  On a constant foreign exchange basis, international revenue grew 50% from the prior year period and consolidated revenue grew 23%

•	Adjusted EBITDA grew 34% to $5.9 million, compared to $4.4 million for the prior year period
•	Active Advertisers grew 17% to 21,300 and Active Campaigns grew 24% to 31,500 from the prior year period
•	Repurchased $1.2 million or 134,000 shares of stock ($10.7 million or 1,410,000 shares to date) under the company’s $20 million buy-back authorization

Management Commentary

“Significant growth across all of our geographies and sales channels, combined with solid gains in advertisers and campaigns over the prior year period resulted in a strong second quarter for ReachLocal,” said Zorik Gordon, CEO.  “Looking ahead to the second half of 2012 we intend to expand our global footprint, both in terms of entering new markets and expanding our salesforce in existing foreign markets to further leverage the solid productivity trends of our international IMCs.  We also plan to introducenew products in the areas of online advertising, mobile and local commercein the second half of 2012.”

Quarterly Results at a Glance

(Table amounts in 000’s except key metrics and per share amounts)

	Q2 2012	Q2 2011	% Change
Revenue	$112,212	$92,752	21%
Net Income (Loss) from Continuing Operations	$332	$(276)	220%
Net Income (Loss) from Continuing Operations per Diluted Share	$0.01	$(0.01)	200%
Net Income (Loss)	$332	$(949)	135%
Net Income (Loss) per Diluted Share	$0.01	$(0.03)	133%
Non-GAAP Net Income	$3,402	$3,023	13%
Non-GAAP Net Income per Diluted Share	$0.12	$0.10	20%
Adjusted EBITDA	$5,947	$4,446	34%
Underclassmen Expense	$11,328	$10,728	6%
Cash Flow from Continuing Operations	$9,203	$9,139	1%
Cash Flow from Operating Activities	$9,161	$8,835	4%

Revenue by Channel and Geography:
Direct Local Revenue	$88,246	$71,839	23%
National Brands, Agencies and Resellers (NBAR) Revenue	$23,966	$20,913	15%
International Revenue (included above)	$29,536	$20,670	43%

Key Metrics (at period end):
Active Advertisers	21,300	18,200	17%
Active Campaigns	31,500	25,500	24%
Total Upperclassmen	397	330	20%
Total Underclassmen	431	439	(2)%
Total IMCs	828	769	8%

Business Outlook
“Based on a strong first half of the year, we are raising our 2012 full year guidance,” said Ross Landsbaum, Chief Financial Officer. “We expect 2012 revenue to be in the range of $445 million to $454 million, and Adjusted EBITDA to be in the range of $19 million to $22 million.”

The Company’s outlook is as follows:

Third Quarter 2012

•	Revenues in the range of $115.1 million to $117.1 million
•	Adjusted EBITDA in the range of $5.0 million to $6.0 million
•	Ending Upperclassmen headcount of 400 to 420
•	Ending Underclassmen headcount of 440 to 460
•	Ending total IMC headcount of 840 to 880

Fiscal Year 2012

•	Revenues in the range of $445 million to $454 million
•	Adjusted EBITDA in the range of $19 million to $22 million
•	Ending Upperclassmen headcount of 420 to 450
•	Ending Underclassmen headcount of 400 to 430
•	Ending total IMC headcount of 820 to 880

Conference Call and Webcast Information

The ReachLocal second quarter 2012 teleconference and webcast is scheduled to begin at 2:00 p.m., Pacific Time, on Tuesday, July 31, 2012. To participate on the live call, analysts and investors should dial 877-941-2068 at least ten minutes prior to the call.  ReachLocal will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at www.reachlocal.com.

Use of Non-GAAP Measures

ReachLocal management evaluates and makes operating decisions using various financial and operational metrics.  In addition to the Company’s GAAP results, management also considers non-GAAP measures of non-GAAP net income (loss), non-GAAP net income (loss) per share, and Adjusted EBITDA.  Management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. The attached tables provide a reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures.  Management also tracks and reports on Underclassmen Expense, Active Advertisers, Active Campaigns and the total number of Internet Marketing Consultants (IMCs), as management believes that these metrics are important gauges of the progress of the Company’s performance.

The non-GAAP net income is defined as net income (loss) from continuing operations before (a) stock-based compensation related expense (including the related adjustment to amortization of capitalized software development costs) and (b) acquisition related costs.  Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration) and amounts included in other non-operating income or expense.

Acquisition Related Costs:  Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.

Each of these non-GAAP measures, while having utility, also have limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect the Company’s cash expenditures for capital equipment or other contractual commitments;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

•	Adjusted EBITDA and non-GAAP net income (loss) do not consider the potentially dilutive impact of issuing equity-based compensation to the Company’s management and other employees;

•
Adjusted EBITDA does not reflect the potentially significant interest expense or the cash requirements necessary to service interest or principal payments on indebtedness that the Company may incur in the future;

•
Adjusted EBITDA does not reflect income and expense items that relate to the Company’s financing and investing activities, any of which could significantly affect the Company’s results of operations or be a significant use of cash;

•	Adjusted EBITDA and non-GAAP net income (loss) do not reflect costs or expenses associated with accounting for business combinations;

•	Adjusted EBITDA does not reflect certain tax payments that may represent a reduction in cash available to the Company; and

•	Other companies, including companies in the same industry, calculate Adjusted EBITDA and non-GAAP net income (loss) measures differently, which reduces their usefulness as a comparative measure.

Adjusted EBITDA is not intended to replace operating income (loss), net income (loss) and other measures of financial performance reported in accordance with GAAP. Rather, Adjusted EBITDA is a measure of operating performance that may be considered in addition to those measures. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to the Company to invest in the growth of the business.

Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue. While management believes that Underclassmen Expense provides useful information regarding the Company’s approximated investment in Underclassmen, the methodology used to arrive at the estimated Underclassmen Expense was developed internally by the Company, is not a concept or method recognized by GAAP and other companies may use different methodologies to calculate or approximate measures similar to Underclassmen Expense. Accordingly, the calculation of Underclassmen Expense may not be comparable to similar measures used by other companies. Management refers to sales through its sales force of Internet Marketing Consultants as its Direct Local channel.  As the sale to agencies, resellers and national brands involves negotiations with businesses that generally represent an aggregated group of SMB advertisers, management groups them together as the National Brands, Agencies and Resellers (NBAR) channel.

Active Advertisers is a number the Company calculates to approximate the number of clients directly served through our Direct Local channel as well as clients served through our National Brands, Agencies and Resellers channel. We calculate Active Advertisers by adjusting the number of Active Campaigns to combine clients with more than one Active Campaign as a single Active Advertiser. Clients with more than one location are generally reflected as multiple Active Advertisers. Because this number includes clients served through the National Brands, Agencies and Resellers channel, Active Advertisers includes entities with which we do not have a direct client relationship. Numbers are rounded to the nearest hundred.

Active Campaigns is a number we calculate to approximate the number of individual products or services we are managing under contract for Active Advertisers. For example, if we were performing both ReachSearch and ReachDisplay campaigns for a client, we consider that two Active Campaigns. Similarly, if a client purchased ReachSearch campaigns for two different products or purposes, we consider that two Active Campaigns. Numbers are rounded to the nearest hundred.

Caution Concerning Forward-Looking Statements

Statements in this press release regarding the Company’s guidance for future periods and the quotes from management constitute “forward-looking” statements within the meaning of the Securities Exchange Act of 1934.  These statements reflect the Company’s current views about future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to materially differ from those expressed or implied by the forward-looking statements.  Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including:  (i) the Company’s ability to purchase media and receive rebates from Google, Yahoo! and Microsoft under commercially reasonable terms; (ii) the Company’s ability to recruit, train and retain its Internet Marketing Consultants; (iii) the Company’s ability to attract and retain customers; (iv) the Company’s ability to successfully enter new markets and manage its international expansion; (v) the Company’s ability to successfully develop and offer new products and services in the highly competitive online advertising industry; (vi) the impact of worldwide economic conditions, including the resulting effect on advertising budgets; and (vii) our ability to comply with government regulation affecting our business, including regulations or policies governing consumer privacy.  More information about these factors and other potential factors that could affect the Company's business and financial results is contained in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K . The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About ReachLocal, Inc.
ReachLocal, Inc.'s (NASDAQ: RLOC) mission is to help small- and medium-sized businesses (SMBs) acquire, maintain and retain customers via the Internet. ReachLocal offers a comprehensive suite of online marketing solutions, including search engine marketing (ReachSearch™), Web presence (ReachCast™), display advertising and remarketing (ReachDisplay™), online marketing analytics (TotalTrack®), and assisted chat service (TotalLiveChat™), each targeted to the SMB market. ReachLocal delivers this suite of services to SMBs through a combination of its proprietary technology platform and its direct, "feet-on-the-street" sales force of Internet Marketing Consultants and select third-party agencies and resellers. ReachLocal is headquartered in Woodland Hills, CA, with offices throughout North America and in Australia, the United Kingdom, Germany, the Netherlands and Japan. Subscribe to the company's free newsletter to receive news, tips, and other marketing insights.

Investor Relations:
Alex Wellins
The Blueshirt Group
(415) 217-5861
alex@blueshirtgroup.com

Media Contact:
Jason Treu
Vice President of Public Relations
ReachLocal, Inc.
(214) 294-0307
jason.treu@reachlocal.com

(Tables to follow)

REACHLOCAL, INC.
UNAUDITED BALANCE SHEETS
(in thousands, except per share data)

	June 30, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$94,339	$84,525
Short-term investments	259	644
Accounts receivable, net	4,407	4,240
Other receivables and prepaid expenses	8,661	9,226
Total current assets	107,666	98,635

Property and equipment, net	11,097	9,885
Capitalized software development costs, net	12,792	10,942
Restricted certificates of deposit	969	1,286
Intangible assets, net	1,031	1,957
Goodwill	41,766	41,766
Other assets	1,934	1,966
Total assets	$177,255	$166,437

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable	$32,158	$29,831
Accrued expenses	23,730	19,537
Deferred revenue and other liabilities	35,413	30,747
Liabilities of discontinued operations, net	818	996
Total current liabilities	92,119	81,111

Deferred rent and deferred payment obligations	2,887	3,039
Total liabilities	95,006	84,150

Stockholders’ Equity:
Common stock	-	-
Receivable from stockholder	(87)	(87)
Additional paid-in capital	109,767	108,883
Accumulated deficit	(26,908)	(26,234)
Accumulated other comprehensive loss	(523)	(275)
Total stockholders’ equity	82,249	82,287
Total liabilities and stockholders’ equity	$177,255	$166,437

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations.

REACHLOCAL, INC.
UNAUDITED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011

Revenue	$112,212	$92,752	$216,215	$176,810
Cost of revenue	55,656	46,598	108,046	91,098
Operating expenses:
Selling and marketing	41,176	34,527	79,719	66,688
Product and technology	4,399	3,521	8,732	6,543
General and administrative	10,468	8,572	20,275	15,649

Total operating expenses	56,043	46,620	108,726	88,880

Income (loss) from continuing operations	513	(466)	(557)	(3,168)
Other income, net	102	221	305	417

Income (loss) from continuing operations before provision for income taxes	615	(245)	(252)	(2,751)
Provision for income taxes	283	31	422	197
	-
Income (loss) from continuing operations, net of income taxes	332	(276)	(674)	(2,948)
Loss from discontinued operations, net of income taxes	-	(673)	-	(1,448)
Net income (loss)	$332	$(949)	$(674)	$(4,396)

Net income (loss) per share available to common stockholders
Basic income (loss) per share from continuing operations	$0.01	$(0.01)	$(0.02)	$(0.10)
Basic loss per share from discontinued operations	-	(0.02)	-	(0.05)
Basic net income (loss) per share	$0.01	$(0.03)	$(0.02)	$(0.15)

Diluted income (loss) per share from continuing operations	$0.01	$(0.01)	$(0.02)	$(0.10)
Diluted loss per share from discontinued operations	-	(0.02)	-	(0.05)
Diluted net income (loss) per share	$0.01	$(0.03)	$(0.02)	$(0.15)

Weighted average common shares used in computation of net income (loss) per share
Basic	28,431	29,043	28,771	28,752
Diluted	28,961	29,043	28,771	28,752

Stock-based compensation, net of capitalization, and depreciation and amortization included in above line items:

Stock-based compensation:
Cost of revenue	$71	$65	$125	$116
Selling and marketing	385	373	685	742
Product and technology	131	326	380	556
General and administrative	1,651	1,481	3,144	2,571
	$2,238	$2,245	$4,334	$3,985

Depreciation and amortization:
Cost of revenue	$148	$201	$270	$357
Selling and marketing	601	342	1,119	667
Product and technology	2,081	1,704	4,050	3,171
General and administrative	366	314	721	612
	$3,196	$2,561	$6,160	$4,807

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations.

REACHLOCAL, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)

	Six Months Ended June 30,
	2012	2011
Cash flow from operating activities:
Net loss from continuing operations, net of income taxes	$(674)	$(2,948)
Adjustments to reconcile net loss from continuing operations, net of income taxes to net cash provided by operating activities:
Depreciation and amortization	6,160	4,807
Stock-based compensation, net	4,334	3,985
Provision for doubtful accounts	78	111
Accrual of interest on deferred payment obligations	-	-
Changes in operating assets and liabilities:
Accounts receivable	(246)	189
Other receivables and prepaid expenses	568	(1,415)
Other assets	9	143
Accounts payable and accrued expenses	6,677	5,316
Deferred revenue, rent and other liabilities	5,651	3,519
Net cash provided by operating activities, continuing operations	22,557	13,707
Net cash provided by operating activities , discontinued operations	(178)	(843)
Net cash provided by operating activities	22,379	12,864

Cash flow from investing activities:
Additions to property, equipment and software	(8,195)	(6,003)
Acquisitions, net of acquired cash	(1,074)	(5,958)
Maturities of certificates of deposits and short-term investments	701	-
Purchases of certificates of deposit and short term investments	-	(142)
Net cash used in investing activities, continuing operations	(8,568)	(12,103)
Net cash used in investing activities, discontinued operations	-	(809)
Net cash used in investing activities	(8,568)	(12,912)

Cash flow from financing activities:
Proceeds from exercise of stock options	336	4,909
Common stock repurchases	(4,025)	-
Net cash provided by (used in) financing activities	(3,689)	4,909

Effect of exchange rates on cash	(308)	656

Net change in cash and cash equivalents	9,814	5,517
Cash and cash equivalents—beginning of period	84,525	79,906

Cash and cash equivalents—end of period	$94,339	$85,423

Note: During the year ended December 31, 2011, the Company recorded discontinued operations related to its Bizzy subsidiary.

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Reconciliation of Adjusted EBITDA to income (loss) from continuing operations
(in thousands)
Income (loss) from continuing operations	$513	$(466)	$(557)	$(3,168)
Add:
Depreciation and amortization	3,196	2,561	6,160	4,807
Stock-based compensation, net	2,238	2,245	4,334	3,985
Acquisition and integration costs	-	106	32	520
Adjusted EBITDA (1)	$5,947	$4,446	$9,969	$6,144

Underclassmen Expense (2)	$11,328	$10,728	$22,383	$21,124

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations.

REACHLOCAL, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results for Three Months Ended June 30, 2012 and 2011
(in thousands, except per share amounts)

	Three Months Ended June 30, 2012				Three Months Ended June 30, 2011
		Adjustments:				Adjustments:
	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$112,212	-	-	$112,212	$92,752	-	-	$92,752

Cost of revenue	55,656	(71)	(11)	55,574	46,598	(65)	(92)	46,441

Operating expenses:
Sales and marketing	41,176	(385)	-	40,791	34,527	(373)	-	34,154
Product and technology	4,399	(465)	(238)	3,696	3,521	(633)	(416)	2,472
General and administrative	10,468	(1,651)	(192)	8,625	8,572	(1,481)	(225)	6,866
Total Operating expenses	56,043	(2,501)	(430)	53,112	46,620	(2,487)	(641)	43,492
Income (Loss) from continuing operations	513	2,572	441	3,526	(466)	2,552	733	2,819
Other income, net	102	-	-	102	221	-	14	235
Income (Loss) from continuing operations before provision for income taxes	615	2,572	441	3,628	(245)	2,552	747	3,054
Provision for income taxes	283	-	(57)	226	31	-	-	31
Net income (loss) from continuing operations	$332	2,572	498	$3,402	$(276)	2,552	747	$3,023

Net income (loss) per share from continuing operations available to common stockholders
Basic income (loss) per share from continuing operations	$0.01			$0.12	$(0.01)			$0.10

Diluted income (loss) per share from continuing operations	$0.01			$0.12	$(0.01)			$0.10

Weighted average shares outstanding
Basic	28,431			28,431	29,043			29,043
Diluted	28,961			28,961	29,043			31,289

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations. Accordingly, related prior-period amounts have been reclassified to conform to the current period presentation.

REACHLOCAL, Inc.
Reconciliation of GAAP to Non-GAAP Operating Results for Six Months Ended June 30, 2012 and 2011
(in thousands, except per share amounts)

	Six Months Ended June 30, 2012				Six Months Ended June 30, 2011
		Adjustments:				Adjustments:
	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results	GAAP Continuing Operations "As Reported"	Stock-based Compensation Related Expense (3)	Acquisition Related Costs (4)	Non-GAAP Operating Results
Revenue	$216,215	-	-	$216,215	$176,810	-	-	$176,810

Cost of revenue	108,046	(125)	(22)	107,899	91,098	(116)	(144)	90,838

Operating expenses:
Sales and marketing	79,719	(685)	-	79,034	66,688	(742)	-	65,946
Product and technology	8,732	(1,049)	(553)	7,130	6,543	(1,137)	(730)	4,676
General and administrative	20,275	(3,144)	(384)	16,747	15,649	(2,572)	(795)	12,282
Total Operating expenses	108,726	(4,878)	(937)	102,911	88,880	(4,451)	(1,525)	82,904
Income (Loss) from continuing operations	(557)	5,003	959	5,405	(3,168)	4,567	1,669	3,068
Other income, net	305	-	-	305	417	-	14	431
Income (Loss) from continuing operations before provision for income taxes	(252)	5,003	959	5,710	(2,751)	4,567	1,683	3,499
Provision (benefit) for income taxes	422	-	(73)	349	197	-	-	197
Net income (loss) from continuing operations	$(674)	5,003	1,032	$5,361	$(2,948)	$4,567	$1,683	$3,302

Net income (loss) per share from continuing operations available to common stockholders
Basic income (loss) per share from continuing operations	$(0.02)			$0.19	$(0.10)			$0.11

Diluted income (loss) per share from continuing operations	$(0.02)			$0.18	$(0.10)			$0.11

Weighted average shares outstanding
Basic	28,771			28,771	28,752			28,752
Diluted	28,771			29,297	28,752			31,365

Note: During the year ended December 31, 2011, the Company recorded the results of operations and financial position of its Bizzy subsidiary as discontinued operations. Accordingly, related prior-period amounts have been reclassified to conform to the current period presentation.

(1) Adjusted EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and, in the case of the acquisition of SMB:LIVE, the deferred cash consideration) and amounts included in other non-operating income or expense.

(2) Underclassmen Expense is a number the Company calculates to approximate its investment in Underclassmen and is comprised of the selling and marketing expenses allocated to Underclassmen during a reporting period. The amount includes the direct salaries and allocated benefits of the Underclassmen (excluding commissions), training and sales organization expenses including depreciation allocated based on relative headcount and marketing expenses allocated based on relative revenue.

(3) Stock-based Compensation Related Expense: Includes stock-based compensation expense and the related adjustment to amortization of capitalized software development costs.

(4) Acquisition related costs, including the amortization and any impairment of acquired intangibles and the deferred cash consideration for the SMB:LIVE acquisition, are excluded from the non-GAAP operating results as these are non-recurring charges which the Company would not have incurred as part of continuing operations.